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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 August 2, 2001
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                                 Universe2U Inc.
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             (Exact name of registrant as specified in its chapter)

                                     Nevada
                            -------------------------
                 (State or other jurisdiction of incorporation)


                                    333-86331
                            -------------------------
                            (Commission File Number)

                                   88-0433489
                               -------------------
                        (IRS Employer Identification No.)


                      30 West Beaver Creek Rd. - Suite 109
                         Richmond Hill, Ontario, Canada
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                    (Address of principal executive offices)


                                     L4B 3K1
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                                   (Zip Code)


                                 (905) 881-3284
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              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

On August 2, 2001, Universe2U Inc. (the "Company"), issued the press release attached to this Form 8-K as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNIVERSE2U INC.


Date:   August 3, 2001                          By: /s/ Kim Allen
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                                                    Kim Allen
                                                    Chief Executive Officer